Provisions	12 Months Ended
Dec. 31, 2022
Text block1 [abstract]
Provisions
Note 19. Provisions
Accounting policy
A provision is recognized if, as a result of a past event, we have a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation.
The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the reporting date.
The IFRS IC was asked to consider the method for calculating obligations relating to defined benefit plans in which the attribution of benefit is determined by an employee’s presence within the Group at the time he/she retires and whose benefits are capped at a certain length of service. In its decision, the IFRS IC concluded that no benefit is earned if the employee leaves before reaching retirement age and that the obligation must only be recognized over the final years of the employee’s career. As a result, the Company revised its actuarial calculation method. As the table used for calculation was capped at 45 years of service, the impact on the financial statements was not material.
Provisions for retirement and other benefits
Our defined benefit obligations, and their cost, are determined using the projected unit credit method.
The method consists in measuring the obligation based on a projected end-of-career salary and vested rights at the measurement date.
Actuarial assumptions used to determine the benefit obligations are specific to each country and each benefit plan. The discount rate used is the yield at the reporting date on AA credit-rated bonds with maturity dates that approximate the expected payments for our obligations.
Actuarial gains or losses are recognized in the statement of comprehensive loss for the year in which they occur.
Other long-term employee benefits
Our net obligation for long-term employee benefits other than retirement plans is equal to the value of employees’ future benefits vested in exchange for services rendered in the current and prior periods. The benefits are discounted and the fair value of any plan assets is deducted.
The obligation is measured using the projected unit credit method. The discount rate is the same as the one used for the provisions for retirement and other benefits. Actuarial gains or losses are recognized in profit or loss for the year in which they occur.

Termination benefits
Termination benefits are recognized as a liability and expense at the earlier of the following dates:

•	When the entity can no longer withdraw the offer of those benefits; and

•	When the entity recognizes costs for a restructuring that is within the scope of IAS 37 Provisions and involves the payment of termination benefits.
Details of provisions

	01/01/2021 as adjusted	Additions	Amounts used during the period	Reversals	OCI	12/31/2021

	$ in thousands
Pension	4,010	628	—	—	(565)	4,073
Loss on contract	—	—	—	—	—	—
Employee litigation and severance	560	172	(99)	(82)	(43)	508
Commercial litigation	571	261	(191)	(241)	(37)	363

Total	5,141	1,061	(290)	(324)	(645)	4,944

Non-current provisions	4,010	628	—	—	(565)	4,073
Current provisions	1,131	433	(290)	(324)	(79)	871

	01/01/2022	Additions	Amounts used during the period	Reversals	OCI	12/31/2022

	$ in thousands
Pension	4,073	555	—	—	(2,238)	2,390
Employee litigation and severance	508	—	(169)	(73)	(33)	234
Commercial litigation	363	—	—	(97)	(22)	243

Total	4,944	555	(169)	(171)	(2,293)	2,867

Non-current provisions	4,073	555	—	—	(2,238)	2,390
Current provisions	871	—	(169)	(171)	(55)	477
During the year ended December 31, 2022, additions mainly relate to pension service cost of the period for $0.6 million. The amounts used and reversed during the period mainly relate to (i) the settlement of employee litigation for $0.2 million and (ii) the settlement of a commercial litigation for $0.1 million.
During the year ended December 31, 2021, additions mainly relate to (i) pension service cost of the period for $0.6 million, (ii) employee litigation for $0.2 million and (iii) commercial litigations with suppliers for $0.3 million. The amounts used and reversed during the period mainly relate to (i) the settlement of employee litigation for $0.2 million and (ii) the settlement of a commercial litigation for $0.4 million.

Commitments for compensation payable to employees upon their retirement
France
In France, pension funds are generally financed by employer and employee contributions and are accounted for as defined contribution plans, with the employer contributions recognized as expense as incurred. There are no actuarial liabilities in connection with these plans. Expenses recorded in the years ended December 31, 2020, 2021 and 2022 amounted to $1.5 million, $0.6 million and $0.6 million, respectively.
French law also requires payment of a lump sum retirement indemnity to employees based on years of service and annual compensation at retirement. Benefits do not vest prior to retirement. We are paying this defined benefit plan. It is calculated as the present value of estimated future benefits to be paid, applying the projected unit credit method whereby each period of service is seen as giving rise to an additional unit of benefit entitlement, each unit being measured separately to build up the final.
The calculation of legal compensation for termination has changed in 2017 following the publication of a new French law.
The two important changes are:

•	Seniority conditions: the employee must be entitled to an indemnity of 8 working months against one year before.

•	Calculation of the allowance: 1/4 of a month of salary per year of seniority up to 10 years, against 1/5 before, and no change beyond the 11th year.
As part of the estimation of the retirement indemnity to employee based on the employer initiative, the following assumptions were used for all categories of employees:

	2020	2021	2022
% social security contributions	45.00%	45.00%	45.00%
Salary increases	3.50%	3.50%	2.50%
Discount rate	0.68%	1.13%	3.72%
Terms of retirement	voluntary retirement
Retirement age	65 years old	65 years old	65 years old
The discount rates are based on the market yield at the end of the reporting period on high quality corporate bonds.
A 0.5% increase of the discount rate would result in a $0.2 million decrease of the net defined benefit liability, whereas a 0.5% decrease of the discount rate would result in a $0.2 million increase of the net defined benefit liability.
Salary increase rate is based on salary increase approval by the compensation committee.
A 0.5% increase of the salary increase rate would result in a $0.2 million increase of the net defined benefit liability, whereas a 0.5% decrease of the salary increase rate would result in a $0.2 million decrease of the net defined benefit liability.

The following table shows reconciliation from the opening balances to the closing balances for net defined benefit liability and its components.

$ in thousands
As of January 1, 2020	(2,855)

Current service cost	(381)
Interest cost	(29)
Benefit paid	—
Actuarial gains and losses	(411)
Reclassification/CTA	(334)
As of December 31, 2020	(4,010)

Current service cost	(602)
Interest cost	(26)
Benefit paid	—
Actuarial gains and losses	231
Reclassification/CTA	334
As of December 31, 2021	(4,073)

Current service cost	(512)
Interest cost	(43)
Benefit paid
Actuarial gains and losses	2,227
Reclassification/CTA	11
As of December 31, 2022	(2,390)

United States of America
There is no defined benefit plan for Cellectis S.A.’s subsidiaries located in the United States.